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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 31, 2000


               AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
             -----------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

   Delaware                       333-52117                    39-1965590
 -----------------            -----------------          ----------------------
  (State or other             (Commission File             (IRS Employer
  jurisdiction of             Number)                     Identification Number)
  incorporation)

              1004 Farnam Street, Suite 400, Omaha, Nebraska 68102
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 444-1630

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On December 31, 2000, Capital Source L.P., a Delaware limited partnership ("Cap Source I"), and Capital Source II L.P.-A, a Delaware limited partnership ("Cap Source II", and together with Cap Source I, the "Partnerships"), merged (the "Merger") with and into America First Real Estate Investment Partners, L.P., a Delaware limited partnership (the "Registrant"), with the Registrant being the surviving entity. The Merger was approved by a majority in interest of the holders of the beneficial assignment certificates (the "BACs") representing assigned limited partner interests in each of the respective Partnerships.

         In connection with the Merger, the outstanding BACs of Cap Source I were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 4,386,143 Units of assigned limited partner interests in the Registrant (the "Units") and $3,167,000 in aggregate principal amount of Variable Rate Junior Notes Callable on or After the Date of Issuance, due January 15, 2008, Series A (the "Series A Notes"). In connection with the Merger, the BACs of Cap Source II were converted into, at the election of the BAC holders made in connection with the solicitation of consents to the Merger, 2,965,069 Units and $884,000 in aggregate principal amount of Variable Rate Junior Notes Callable on or After the Date of Issuance, due January 15, 2008, Series B (the "Series B Notes" and together with the Series A Notes, the "Notes"). Units issued in connection with the Merger were issued in whole numbers only. For each investor entitled to a fractional unit, the Registrant will make a cash payment to that investor equal to $10 multiplied by the fraction. The Notes were issued in incremental denominations of $1,000. Notes issued in connection with the Merger were issued in whole numbers only. For each investor entitled to a fractional Note, the Registrant will make a cash payment to that investor equal to $1,000 multiplied by the fraction.

         In connection with the Merger, and in accordance with the Stipulation of Settlement (the "Settlement") dated April 24, 2000, which was approved by the Delaware Court of Chancery on December 19, 2000, the Registrant will make a distribution of approximately $0.75 per Unit on January 16, 2001, to holders of record as of December 31, 2000. The Registrant will also make a distribution of approximately $75.01 per Note on January 16, 2001, to Note holders of record as of December 31, 2000. This distribution to Note holders will constitute a prepayment of principal on the Notes, and will reduce the principal amount outstanding on the Notes accordingly. The Registrant will also make a second cash distribution of approximately $0.62 per Unit, and approximately $62.13 per Note, on or about April 30, 2001, to holders of record on or about March 31, 2001. In accordance with the Settlement, the Registrant will also attempt to purchase $3,500,000 in Units on the open market at various times during 2001. In the event that less than $3,500,000 in Units are purchased by the Registrant during 2001, the difference will be distributed in cash to Unit holders and Note holders after the close of the fiscal year.

         As of January 1, 2001, the Registrant had 7,351,212 Units issued and outstanding. The Units will be listed on the NASDAQ National Market under the symbol "AFREZ," subject to official notice of issuance. The Registrant anticipates that trading in the Units on NASDAQ will begin on January 22, 2001.


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         As a result of the Merger, the Registrant became the indirect owner, subject to liabilities, of ten apartment complexes (the "Apartment Complexes") located throughout the United States. Nine of the Apartment Complexes are owned by nine different limited partnerships (the "Operating Partnerships"). The Registrant owns 98.99% of the equity interests in each of these nine Operating Partnerships. The remaining Apartment Complex is owned by an Operating Partnership in which the Registrant owns 99.99% of the equity interests. In addition, the Registrant also became the owner of (a) six mortgage-backed securities guaranteed as to principal and interest by GNMA, and collateralized by first mortgage loans on six of the Apartment Complexes insured as to principal and interest by FHA, and (b) three first mortgage loans on three Apartment Complexes insured as to principal and interest by FHA.

         The exchange values, which were intended to fairly represent the value of the assets of the Partnerships, used to determine the allocation of Units and Notes among the Partnerships were based on (a) the principal amount of GNMA certificates and the FHA loans as shown in the Partnerships' audited financial statements for the period ended December 31, 1998, (b) the value of the Partnerships' limited partner interests in the Operating Partnerships, and (c) the market value of the Partnerships' remaining net assets as shown in the Partnerships' audited financial statements for the period ended December 31, 1998. The fair market value of the real estate held by the Operating Partnerships, as determined by real estate appraisals dated December 31, 1998, was the value assigned to the real estate for the purpose of determining the exchange values.

         America First Capital Source I L.L.C., the Registrant's general partner (the "General Partner"), was a general partner of Cap Source I and is the successor by merger to Insured Mortgage Equities, Inc., the other Cap Source I general partner, and America First Capital Source II L.L.C., one of the Cap Source II general partners. The General Partner is controlled by the same entity, America First Companies L.L.C. ("America First Companies"), that controlled the general partners of the Partnerships.

         America First Properties Management L.L.C. ("Properties Management"), an affiliate of America First Companies, provided property management services to the Partnerships and will provide similar services to the Registrant. Properties Management also provides property management services to America First Apartment Investors, L.P. (NASDAQ: APROZ), which engages in similar real estate businesses as those of the Registrant. The general partner of APROZ is controlled by America First Companies, the same entity that controls the General Partner. The services provided by Properties Management are necessary for the effective management and operation of the Apartment Complexes. Neither America First Companies nor the general partners of the Partnerships were issued any Unit or Notes in connection with the Merger. The General Partner will own a 1% general partner interest in the Registrant.

         (b) The Apartment Complexes were operated by the Partnerships as multifamily residential property. The Registrant intends to continue to operate the Apartment Complexes as multifamily residences. The Registrant will periodically re-evaluate the performance of each Apartment Complex and make changes where the Registrant deems appropriate. The Registrant does not currently have any binding commitments for the sale of any of the Apartment Complexes.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  As of the date of this report, it is impracticable for the Registrant to file the required financial statements of the Partnerships. Accordingly, the required financial statements will be filed as soon as they are available, but in no event later than 60 days after the date on which this report must be filed.

         (b)      Pro Forma Financial Information.

                  As of the date of this report, it is impracticable for the Registrant to file the required pro forma financial information with respect to the Merger. Accordingly, the required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date on which this report must be filed.

         (c)      Exhibits.

                  Exhibit 2.1 Agreement and Plan of Merger Among America First Real Estate Investment Partners, L.P., Capital Source L.P. and Capital Source II L.P.-A

                  Exhibit 3.1          Amended and Restated Agreement of
                                       Limited Partnership of America First Real
                                       Estate Investment Partners, L.P.

                  Exhibit 4.1 Indenture, dated as of December 31, 2000, between America First Real Estate Investment Partners, L.P. and U.S. Bank Trust National Association.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICA FIRST REAL ESTATE
                                       INVESTMENT PARTNERS, L.P.

                                       By:    AMERICA FIRST CAPITAL SOURCE I
                                              L.L.C., general partner

Date:  January 11, 2001                       By:/s/ Michael B. Yanney
                                                 ------------------------------
                                                 Michael B. Yanney,
                                                 President


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                                  EXHIBIT INDEX


Exhibit No.          Description
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Exhibit 2.1          Agreement and Plan of Merger Among America First Real
                     Estate Investment Partners, L.P., Capital Source L.P. and
                     Capital Source II L.P.-A

Exhibit 3.1 Amended and Restated Agreement of Limited Partnership of America First Real Estate Investment Partners, L.P.

Exhibit 4.1 Indenture, dated as of December 31, 2000, between America First Real Estate Investment Partners, L.P. and U.S. Bank Trust National Association.